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                                   FORM 8-K


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES ACT OF 1934

     Date of Report (Date of earliest event reported):       June 12, 2001


                               NetCommerce, Inc.
            (Exact name of registrant as specified in its charter.)


                                    Nevada
                   (State of incorporation or organization)


      33-23430-D                                        84-1091271
(Commission File Number)                   (I.R.S. Employee Identification No.)

            4849 Greenville Avenue Suite 1125, Dallas, Texas 75206
                 (New Address of principal executive offices)


          9901 E Valley Ranch Parkway Suite 2000, Irving, Texas 75063
                (Former address of principal executive offices)


Registrant's telephone number, including area code:    (214) 361-1110 ext 4258



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Item 1            Changes in Control of Registrant

  None

Item 2            Acquisition or Disposition of Assets

  None

Item 3            Bankruptcy or Receivership

  None

Item 4            Changes in Registrant's Certified Accountant

  None

Item 5.           Other Events

  On June 1, 2001, NetCommerce, Inc., a Nevada corporation, has relocated is principal offices to 4849 Greenville Avenue, Suite 1125, Dallas, Texas 75206. The telephone number is (214) 361-1110 ext 4258 and the facsimile number is
(214) 691-1846.

  On June 11, 2001, the Company has appointed Donald W Prosser CPA as its President. Mr. Prosser will also remain on the Board of Directors and Chief Financial Officer. Mr. Prosser has been the CFO of Anything Internet Corporation, Chartwell International and several other public companies in the last five years. His mission with the Company is to reorganize its financial and corporate structure, to hire management and put systems in place to move the Company and its subsidiaries to profitable operating Companies. Mr. Prosser has a vast amount of experience in all levels finance, management and organizational development, as he specializes in guiding developing companies, advising on income tax planning, and assisting with mergers and acquisitions. Mr. Prosser is a Certified Public Accountant (1975) and holds a Masters of Arts degree in taxation (1975) and a Bachelor of Arts in Accounting and Business (1973) from Western State College of Colorado. Mr. Prosser started his career with Grant Thornton (formerly Fox & Company), was with Pannell Kerr Forester International and was a Managing Director with American Express Tax and Business Services. Mr. Prosser is affiliated with the American Institute of Certified Public Accountants, Colorado Society of Certified Pubic Accountants, Institute of Business Appraisers, and the Regional Association of Investment Bankers.

On June 11, 2001, the Company has appointed Peter Knight as its Sectary / Treasurer. Mr. Knight who also is a member of the Board of Directors and has twenty years experience in sales, is the president of business research and development, a business development consulting firm specializing in marketing, program design, development and implementation. Mr. Knight areas of expertise include market research, pricing research, market testing, marketing program development, sales requiting, sales training, and sale operations management.
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  On April 1, 2001, Mark Lindberg the President, and Director of the Company
employment agreement expired as President of NetCommerce and Mr. Lindberg will not continue as President but will continue on the Board of Directors and at his present position on one or more of the subsidiary companies of NetCommerce.

Item 6            Resignations of Registrant's Directors

  None

Item 7            Financial Statements and Exhibits

  None
Item 8             Change in Fiscal Year

 None

SIGNATURE

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NetCommerce, Inc.
                                     (Registrant)

Dated: June 12, 2001                 By:   /s/ Donald W Prosser
                                                 Donald W Prosser,
                                                 President


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